GOVERNMENT ASSISTANCE	12 Months Ended
Dec. 31, 2020
GOVERNMENT ASSISTANCE [Abstract]
GOVERNMENT ASSISTANCE

25.    GOVERNMENT ASSISTANCE

The Company’s application for the Paycheck Protection Program (PPP) loan for approximately $530,000 was approved and forgiven by the U.S. Small Business Administration. This program helps businesses keep their workforce employed during the COVID-19 crisis by providing relief in the form of a forgivable loan used for payroll costs. The amount is advanced in the form of a loan that is forgivable if the borrowers, being certain wholly-owned subsidiaries of the Company, allocate the funds principally for the purposes of retaining employees in the US through the payment of payroll and group health care benefits costs and other expenses in accordance with the loan agreement. As a wholly forgivable loan this amount was recorded as Other Income on the Statement of loss and comprehensive loss in the period in which it was forgiven.

In response to the negative economic impact of COVID-19, the Government of Canada announced the Canada Emergency Wage Subsidy (“CEWS”) program in April 2020, retroactive to March 15, 2020. CEWS provides a wage subsidy to eligible employers based on certain criteria, including demonstration of revenue declines as result of COVID-19. The Company has determined that it has qualified for this subsidy from March 15, 2020 through September 2020 and has, accordingly, applied for, and for certain periods received, the CEWS. The submissions are approved and the Company received approximately $765,715 from the CEWS program and recorded as Other Income on the Statement of loss and comprehensive loss.